SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 29, 2010 (August 2, 2010)
WESTERN GAS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34046 (Commission File Number)	26-1075808 (IRS Employer Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive office) (Zip Code)
(832) 636-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2

EXPLANATORY NOTE
On August 5, 2010, Western Gas Partners, LP filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of its acquisition of certain midstream assets from affiliates of Anadarko Petroleum Corporation, consisting of a 100% ownership interest in Kerr-McGee Gathering LLC, which owns the Wattenberg gathering system and related facilities, including the Fort Lupton processing plant. These assets, located in the Denver-Julesburg Basin, north and east of Denver, Colorado, are referred to collectively as the “Wattenberg Assets” and the acquisition as the “Wattenberg Acquisition.” For purposes of this Current Report on Form 8-K/A, the “Partnership” refers to Western Gas Partners, LP and its consolidated subsidiaries and “Anadarko” refers to Anadarko Petroleum Corporation and its consolidated subsidiaries, excluding the Partnership. The consideration paid by the Partnership for the Wattenberg Acquisition consisted of (i) $473.1 million in cash, which was funded with $250.0 million of borrowings under a bank-syndicated unsecured term loan, $200.0 million of borrowings under the Partnership’s revolving credit facility and $23.1 million cash on hand; as well as (ii) the issuance of 1,048,196 common units and 21,392 general partner units of the Partnership to affiliates of Anadarko. The terms of the Wattenberg Acquisition were approved by the Board of Directors of the Partnership’s general partner and by the Board’s special committee. The Wattenberg Acquisition closed on August 2, 2010 with an effective date of July 1, 2010.
This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to include the financial statements of the Wattenberg Assets and the unaudited pro forma financial statements of the Partnership required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K. No other modifications to the Initial Report are being made by this Amendment.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired

Financial Statements of the Wattenberg Assets as of and for the six months ended June 30, 2010 (unaudited) and as of and for the year ended December 31, 2009, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K/A, incorporated herein by reference.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Statements of the Partnership as of and for the six months ended June 30, 2010 and for the year ended December 31, 2009, a copy of which is included as Exhibit 99.2 to this Current Report on Form 8-K/A, incorporated herein by reference.

(d)	Exhibits
23.1	Consent of KPMG LLP.

99.1	Financial Statements of the Wattenberg Assets as of and for the six months ended June 30, 2010 (unaudited) and as of and for the year ended December 31, 2009.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Partnership as of and for the six months ended June 30, 2010 and for the year ended December 31, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS PARTNERS, LP
	By:	Western Gas Holdings, LLC, its general partner

Date: September 29, 2010	By:	/s/ Donald R. Sinclair
Donald R. Sinclair
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of KPMG LLP.
99.1	Financial Statements of the Wattenberg Assets as of and for the six months ended June 30, 2010 (unaudited) and as of and for the year ended December 31, 2009.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Partnership as of and for the six months ended June 30, 2010 and for the year ended December 31, 2009.